UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 20, 2008
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 1—Registrant’s Business and Operations
Item 1.01. Entry into a Material Agreement
          On October 20, 2008, the Company entered into eight separate amendment agreements (each an “Amendment Agreement”) in terms of which the Company and the standby underwriters to the Company’s Rights Offering (“Standby Underwriters”) agreed to amend the terms of the eight standby underwriting agreements entered into between the Company and the Standby Underwriters on or about July 24, 2008 (“Standby Underwriting Agreements”). In terms of the Amendment Agreements, each of which is in substantially similar form, the parties agreed that the subscription period for the Rights Offering would be extended from a maximum of four weeks to a maximum of seven weeks. Save as thereby amended, the Company and the Standby Underwriters agreed that the original Standby Underwriting Agreements remain in full force and effect in accordance with their terms.
A copy of the form of Amendment Agreement is attached hereto as Exhibit 1.1.
Section 8—Other Events
Item 8.01. Other Events.
          October 20, 2008 — Guernsey, Channel Islands — CanArgo Energy Corporation (OSE:CNR; AMEX:CNR) (“CanArgo” or the “Company”) announced today that it has determined to extend the scheduled expiration dates and times of the Rights Offering as follows:
1. The expiration date of the Rights Offering in the U.S. has been extended from 4:00 p.m., U.S. Eastern time on October 31, 2008, the scheduled U.S. Expiration Time, until 4:00 p.m., U.S. Eastern time on November 21, 2008;
2. The expiration of trading in the Rights has been extended on the AMEX from 4:00 p.m., U.S. Eastern time on October 30, 2008 until 4:00 p.m., U.S. Eastern time on November 20, 2008;
3. The expiration of withdrawal rights in the U.S. has been extended from 5:30 p.m., U.S. Eastern time on October 30, 2008 until 5:30 p.m., U.S. Eastern time on November 20, 2008;
4. Beneficial owners resident in the U.S. exercising or selling their Rights should complete and deliver to their broker, custodian bank or other nominee their Beneficial Owner Election Form or other similar form furnished to them by their broker, custodian bank or other nominee well in advance of 5:00 p.m., U.S. Eastern time, on November 20, 2008, the last business day prior to the scheduled November 21, 2008 amended U.S. Expiration Time of this Rights Offering, such that such form will be received by

Computershare (the “U.S. Subscription Agent”) by 5:00 p.m., U.S. Eastern time, on November 20, 2008. Since the Rights Offering in the U.S. was extended to November 21, 2008, if a record holder of a Subscription Rights Certificate wishes to sell his Rights through the U.S. Subscription Agent, he must deliver his properly completed and executed Subscription Rights Certificate, with appropriate instructions, to the U.S. Subscription Agent, who will only facilitate subdivisions, transfers or direct sales (other than on the AMEX) of Rights until 5:00 p.m. U.S. Eastern time, on November 18, 2008, three business days prior to the scheduled November 21, 2008 amended U.S. expiration date of this Rights Offering; and
5. Beneficial owners who hold their Rights or Shares in the DTC System should contact the U.S. Subscription Agent at (800) 962-4284 if they have questions or for further details.
          Each of the underwriters to the Rights Offering has agreed to such extension (see Item 1.01 for a description of the terms of the amendments to the Standby Underwriting Agreements). The underwriters have previously advised the Company that, in light of current market conditions, they are unable or unwilling, or may be unable or unwilling, to fulfill their underwriting obligations.
          The extension of the expiration times of the Rights Offering will enable the Company (1) to continue discussions with the Standby Underwriters and (2) to advance discussions which it has commenced with other parties who have expressed an interest in providing alternative underwriting of the Rights Offering.
          In the meantime, and particularly in view of the scheduled expiration time concerning the VPS Subscription Rights, the Company has determined a further extension of the subscription period for Rights Holders who hold their Shares or Rights in the VPS System. According to the Norwegian Prospectus Section 5.4 an announcement was made on October 20, 2008 concerning the extension of the subscription period which contains an update of the relevant dates in respect of the VPS Subscription Rights, as follows:
1.	The subscription period for VPS Subscription Rights has been extended to 17:30 CET 11 November 2008;

2.	The VPS Subscription Rights may be transferred or assigned until 11 November 2008 at 17:30 CET;

3.	The VPS Subscription Rights may be traded on Oslo Børs under the ticker symbol “CNR T” until 11 November 2008 at 17:30 CET. Settlement for the sale of VPS Subscription Rights will still follow normal T+3 cash settlement procedures;

4.	The VPS Subscription Rights may be exercised until 11 November 2008 at 17:30 CET;

5.	Subscriptions on the basis of VPS Subscription Rights must be made on the Subscription Form attached to the Norwegian Prospectus as appendix 7. Properly completed Subscription Forms must be received by the Manager no later than 11 November 2008 at 17:30 CET;

6.	After the expiration time on 11 November 2008, unexercised VPS Subscription Rights will expire and have no value; and

7.	If VPS Subscription Rights Holders have any questions they should contact the Norwegian Subscription Agent at +47 22 01 63 00.

     The foregoing hereby amends the terms of the Rights Offering and is incorporated by reference into the Registration Statement on Form S-3 (registration number 333-150625) declared effective by the Securities and Exchange Commission on October 3, 2008.
The foregoing does not constitute an offer to sell or a solicitation of an offer to purchase any securities by the Company which offer can only be made pursuant to the registration statement filed pursuant to the Securities Act and declared effective by the Securities and Exchange Commission and in compliance with all other applicable securities laws and stock exchange rules and regulations.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in Georgia.
A copy of the Press Release is attached hereto as Exhibit 99.1.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Exhibit Description

1.1	Form of Amendment Agreement to Standby Underwriting Agreement dated as of October 20, 2008 by and between CanArgo Energy Corporation and each of the Standby Underwriters.

99.1	Press Release dated October 20, 2008 issued by CanArgo Energy Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: October 20, 2008	By:	/s/ Jeffrey Wilkins
Jeffrey Wilkins, Corporate Secretary